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                                                                   EXHIBIT 10.19

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "AGREEMENT") is made and entered into as of ______ __, 2004 by and among Liberte Investors Inc., a Delaware corporation ("LBI"), and the individuals listed on Exhibit A attached hereto (each a "USAUTO HOLDER" and collectively, the "USAUTO HOLDERS").

     WHEREAS, this Agreement is entered into pursuant to the Agreement and Plan of Merger, dated as of December __, 2003 (the "MERGER AGREEMENT"), by and among LBI, USAH Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of LBI ("MERGER SUB"), USAuto Holdings, Inc., a Delaware corporation ("USAUTO"), the USAuto Holders and each of the other stockholders of USAuto set forth on the Schedule of USAuto Stockholders attached thereto. Capitalized terms used but not defined in this Agreement shall have the meanings given to such terms in the Merger Agreement;

     WHEREAS, the Merger Agreement provides that, subject to the terms and conditions therein, USAuto will be merged with and into Merger Sub in a transaction (the "MERGER") in which all outstanding shares of USAuto Common Stock will be converted into the right to receive, and will be exchangeable for, LBI Common Stock and/or cash as set forth in the Merger Agreement; and

     WHEREAS, as an inducement for LBI, USAuto and the USAuto Holders to approve the Merger Agreement and the transactions contemplated therein, LBI desires to grant certain registration rights to the USAuto Holders as contained herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

            1.        REGISTRATION RIGHTS.

            (a)       DEFINITIONS.

                      (i) 1933 ACT. The term "1933 ACT" means the Securities Act of 1933, as amended.

                      (ii) 1934 ACT. The term "1934 ACT" means the Securities Exchange Act of 1934, as amended.

                      (iii) AFFILIATE. The term "AFFILIATE" means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a specified Person.

                      (iv) FORM S-3. The term "FORM S-3" means such form under the 1933 Act as is in effect on the date hereof or any successor registration form under the 1933 Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by LBI with the SEC.

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                      (v)       IMMEDIATE FAMILY. The term "IMMEDIATE FAMILY"
     means, with respect to a natural Person, the spouse, parents, children, grandchildren, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law of such Person.

                      (vi) PERMITTED TRANSFEREE. The term "PERMITTED TRANSFEREE" means, with respect to a USAuto Holder, (A) any member of such USAuto Holder's Immediate Family, (B) any Affiliate of such USAuto Holder,
     (C) such USAuto Holder's executor, administrator, trustee, or personal representative to whom such Registrable Securities are transferred at death or involuntarily by operation of law, (D) any trust established by such USAuto Holder for the benefit of such holder's Immediate Family, or (E) any family limited partnership established by such USAuto Holder for estate planning purposes, the limited partners of which are such USAuto Holder's Immediate Family.

                      (vii) PERSON. The term "PERSON" means any human being, organization, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, association, governmental entity or other legal entity.

                      (viii) REGISTRATION. The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

                      (ix) REGISTRABLE SECURITIES. The term "REGISTRABLE SECURITIES" means: (A) any shares of LBI Common Stock issued to a USAuto Holder pursuant to Section 1.7 of the Merger Agreement (the "MERGER SHARES"); and (B) any securities issued or issuable with respect to the Merger Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (x) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, or (y) such Registrable Securities are transferred in a transaction that is exempt from registration pursuant to Rule 144 under the 1933 Act or a transaction in which the USAuto Holders' rights under this Agreement are not assigned. In addition, the Registrable Securities held by any holder of Registrable Securities shall cease to be Registrable Securities on such date on which all of the Registrable Securities held by such holder can be sold pursuant to Rule 144(k) under the 1933 Act (or any similar provision then in force).

                      (x) SEC. The term "SEC" or "COMMISSION" means the United States Securities and Exchange Commission.

            (b) PIGGYBACK REGISTRATIONS. LBI shall notify all holders of Registrable Securities in writing at least 30 days prior to filing any registration statement under the 1933 Act for purposes of effecting a public offering of securities of LBI (including, but not limited to, registration statements relating to secondary offerings of securities of LBI, but excluding registration statements relating to any registration under SECTION 1(c) of this Agreement or any

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employee benefit plan or a corporate reorganization) and will afford each such holder of Registrable Securities an opportunity to include in such registration all or any part of the Registrable Securities then held by such holder. Each holder of Registrable Securities desiring to include in any such registration all or any part of their Registrable Securities shall, within 20 days after receipt of the above-described notice from LBI, so notify LBI in writing, and in such notice shall inform LBI of the number of Registrable Securities such holder wishes to include in such registration. Notwithstanding any other provision of this Agreement, if LBI determines in good faith that a limitation of the number of shares to be registered is required, then LBI may exclude shares (including Registrable Securities) from the registration, and the number of shares that may be included in the registration shall be allocated, (x) in the case of a primary public offering of securities by LBI, first, to LBI, second, to the holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration and, third, to the other holders of securities of LBI requesting inclusion of their securities in such registration and, (y) in the case of a secondary public offering of LBI securities, first, to the holders of securities of LBI requesting registration of their securities and, second, to the holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration. If LBI excludes shares from the registration as described in the preceding sentence, then with respect to the Registrable Securities then held by any holders of Registrable Securities, the number of Registrable Securities to be included in the registration shall be in such proportion as the number of Registrable Securities then held by such holder of Registrable Securities bears to the total number of Registrable Securities then held by all holders of Registrable Securities participating in the registration. If a holder of Registrable Securities does not include all of its Registrable Securities in any registration by LBI, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration or registrations by LBI with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                      (i) UNDERWRITING. If a registration statement under which LBI gives notice under this SECTION 1(b) is for an underwritten offering, then LBI shall so advise the holders of Registrable Securities as a part of the notice referred to in this SECTION 1(b). In such event, the right of any such holder of Registrable Securities to be included in a registration pursuant to this SECTION 1(b) shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if LBI or the managing underwriter(s) determines in good faith that a limitation of the number of shares to be underwritten is required, then LBI or the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, (x) in the case of a primary public offering of securities by LBI, first, to LBI, second, to the holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration and, third, to the other holders of securities of LBI requesting inclusion of their securities in such registration and, (y) in the case of a secondary public offering of LBI securities, first, to the holders of securities of LBI requesting registration of their securities and, second, to the holders of Registrable Securities requesting inclusion of their Registrable Securities

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     in such registration. If any holder of Registrable Securities requesting inclusion of its Registrable Securities disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to LBI and the managing underwriter(s), delivered at least ten business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

                      (ii) EXPENSES. All expenses incurred in connection with registrations pursuant to this SECTION 1(b) (excluding underwriters' and brokers' discounts and commissions and fees and expenses of counsel to any holder of Registrable Securities including Registrable Securities in any such registration), including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for LBI, shall be borne by LBI.

            (c) FORM S-3 REGISTRATION. If at any time after the third anniversary of the date of this Agreement, LBI receives from any holder of Registrable Securities or group of holders of Registrable Securities holding at least 25% of all Registrable Securities then outstanding a written request or requests that LBI effect a registration on Form S-3 and any related qualification or compliance, then LBI will:

                      (i) NOTICE. Promptly give written notice of the proposed registration and the holder's or holders' of Registrable Securities request therefor, and any related qualification or compliance, to all other holders of Registrable Securities. Each holder of Registrable Securities desiring to include in any such registration all or any part of the Registrable Securities held by such holder shall, within 20 days after receipt of the above-described notice from LBI, so notify LBI in writing and, in such notice, shall inform LBI of the maximum number of Registrable Securities such holder wishes to include in such registration.

                      (ii) REGISTRATION. As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of up to all of the Registrable Securities then outstanding. The number of Registrable Securities of each holder included in such registration shall be allocated on a pro rata basis based on the total number of Registrable Securities requested to be included in such registration by the requesting holders and the holders of Registrable Securities joining in such request as specified in a written request given within 20 days after receipt of such written notice from LBI; provided, however, that LBI shall not be obligated to effect any such registration, qualification or compliance pursuant to this SECTION 1(c):

                      (A) if Form S-3 is not available for such offering by the holders of Registrable Securities;

                      (B) if the holders of Registrable Securities propose to sell Registrable Securities at an aggregate price to the public of less than $2,000,000;

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                      (C)       if LBI shall furnish to the holders of
            Registrable Securities a certificate signed by the Chairman of LBI stating that in the good faith judgment of the Board of Directors of LBI, it would be materially detrimental to LBI or its business for such Form S-3 registration to be effected at such time or, if such Form S-3 registration has already been effected, for resales of Registrable Securities to be made pursuant to such Form S-3 registration statement, in which event LBI shall have the right to defer the filing of the Form S-3 registration statement no more than once during any 12-month period for a period of not more than 180 days after receipt of the request of the holder or holders of Registrable Securities under this SECTION 1(c) and the use of the Form S-3 registration statement and the prospectus related thereto will be deferred or suspended and will not recommence until (x) the holders of Registrable Securities requesting inclusion of their Registrable Securities in such Form S-3 registration receive from LBI copies of the supplemented or amended prospectus related to the registration statement or (y) the holders of Registrable Securities requesting inclusion of their Registrable Securities in such Form S-3 registration are advised in writing by LBI that the prospectus related to the registration statement may be used, as applicable; provided, however, that if LBI shall so delay the filing of a registration statement, it shall promptly notify the applicable holders of Registrable Securities of such determination, and such holders of Registrable Securities shall have the right to withdraw the relevant request for registration, in which case such registration shall not count towards the limit set forth in SECTION 1(c)(ii)(D);

                      (D) if LBI has already effected a registration on Form S-3 for the holders of Registrable Securities pursuant to this
            SECTION 1(c) within the twelve (12)-month period immediately preceding receipt of the written request for such registration;

                      (E) if the SEC refuses to declare such registration statement effective due to the participation of any particular holder of Registrable Securities in such registration (unless such holder of Registrable Securities withdraws all such holder's Registrable Securities from such registration) or if the manner in which any Registrable Securities are disposed of pursuant to the Form S-3 registration statement is not included within the plan of distribution set forth in the prospectus for the Form S-3 registration statement; or

                      (F) in any particular jurisdiction in which LBI would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

     Subject to the foregoing, LBI shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered pursuant to this SECTION 1(c) as soon as practicable, and in any event no later than 90 days, after receipt of the request or requests of the holders of Registrable Securities for such registration.

                      (iii) EXPENSES. LBI shall pay all expenses incurred in connection with the registration requested pursuant to this SECTION 1(c) (excluding underwriters' or brokers' discounts and commissions), including, without limitation, all filing, registration

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     and qualification, printers' and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling holder or holders of Registrable Securities and counsel for LBI. Each holder of Registrable Securities participating in such registration shall bear such holder's proportionate share (based on the number of shares sold by such holder over the total number of shares included in such registration at the time it goes effective) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

                      (iv) MANNER OF SALES. Any sale of Registrable Securities pursuant to a registration effected pursuant to this
     SECTION 1(c) may only be made in accordance with the method or methods of distribution of such Registrable Securities that are described in the registration statement for the registration and permitted by such form of registration statement. No sale of Registrable Securities pursuant to any registration effected pursuant to this SECTION 1(c) may be effected pursuant to any underwritten offering without LBI's prior written consent, which consent will not be unreasonably withheld.

     Notwithstanding anything to the contrary contained herein, in the event of the death of either USAuto Holder prior to the third anniversary of the date hereof, such USAuto Holder's executor, administrator, trustee, or personal representative to whom such USAuto Holder's Registrable Securities are transferred upon such death shall be entitled to request the registration of such Registrable Securities pursuant to the terms of this
     SECTION 1(c) at any time thereafter, provided that any such request and registration shall be subject to all of the other limitations specified herein.

            (d) OBLIGATIONS OF LBI. Whenever required to effect the registration of any Registrable Securities under this Agreement, LBI shall, as expeditiously as reasonably practicable:

                      (i) prepare and file with the SEC a registration statement relating to the applicable registration on the appropriate form under the 1933 Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of LBI, and use commercially reasonable efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the filing of the registration statement, LBI will furnish one counsel selected by the holders of a majority of the shares of Registrable Securities covered by such registration statement, copies of all such documents proposed to be filed, which documents, subject to compliance with applicable securities laws, will be subject to the review of such counsel, and LBI will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (excluding any documents incorporated by reference) to which such counsel shall reasonably object;

                      (ii) prepare and file with the SEC such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for the applicable period specified (but in no event shall LBI be required to keep such registration statement effective for more than 12 months), or such

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     shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus; LBI shall not be deemed to have used commercially reasonable efforts to keep a registration statement effective during the applicable period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law; provided that the foregoing shall not apply to actions taken by LBI in good faith and for valid business reasons, including without limitation, merger, acquisition or divesture of assets or other material transaction, so long as LBI promptly thereafter complies with the requirements of SECTION 2(d)(ix) hereof, if applicable;

                      (iii) notify the selling holders of Registrable Securities promptly, and (if requested by any such Person) confirm such notification in writing, (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the SEC for amendments or supplements to the registration statement or the prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by LBI of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (E) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

                      (iv) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                      (v) furnish to each selling holder of Registrable Securities, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                      (vi) deliver to each selling holder of Registrable Securities, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits) as such Persons may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Person; LBI consents to the use of the prospectus or any amendment or

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     supplement thereto by each of the selling holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

                      (vii) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that LBI shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                      (viii) cooperate with the selling holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends except as required by the Certificate of Incorporation of LBI; and enable such Registrable Securities to be in such denominations and registered in such names as the holders of such Registrable Securities may request at least two business days prior to any sale of Registrable Securities;

                      (ix)      upon the occurrence of any event contemplated by
     SECTION 2(d)(iii)(E) above, subject to LBI's ability to postpone the preparation of such supplement or amendment pending the public announcement of a material event such as a merger or acquisition or divestiture of assets, prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                      (x) cause all shares owned by the holders of Registrable Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by LBI are then listed; and

                      (xi) make available for inspection by representatives of the holders of the Registrable Securities and any attorney or accountant retained by the sellers, all financial and other records, pertinent corporate documents and properties of LBI and cause LBI's officers, directors and employees to supply all information reasonably requested by any such representative, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by LBI in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order.

     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from LBI of the happening of any event of the kind

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     described in SECTION 2(d)(ix) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by SECTION 2(d)(ix) hereof, or until it is advised in writing (the "ADVICE") by LBI that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by LBI such holder will deliver to LBI (at LBI's expense), all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            (e) FURNISH INFORMATION. It shall be a condition precedent to the obligations of LBI to take any action pursuant to SECTION 1(b) or 1(c) that the selling holders of Registrable Securities shall furnish to LBI such information regarding themselves and the Registrable Securities held by them, and the intended method of disposition of such securities, as shall be reasonably required to timely effect the registration of their Registrable Securities.

            (f) INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under SECTION 1(b) or (c).

                      (i) BY LBI. To the extent permitted by law, LBI will indemnify and hold harmless each holder of Registrable Securities that has included Registrable Securities in such registration statement, any underwriter (as defined in the 1933 Act) for such holders, each of their respective representatives and agents and such holders' of Registrable Securities legal counsel and independent accountants, and each person, if any, who controls such holder of Registrable Securities or underwriter within the meaning of the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the l934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each of the following being a "VIOLATION"):

                      (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, offering circular, or other document or any amendments or supplements thereto incident to any such registration, qualification or compliance;

                      (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                      (C) any violation or alleged violation by LBI of the 1933 Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any federal or state securities law in connection with any action or inaction by LBI in connection with the offering covered by such registration statement;

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     and LBI will reimburse each such holder of Registrable Securities, each of their respective representatives and agents and such holder's legal counsel and independent accountants, underwriter or controlling person if any, for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating, preparing or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this SUBSECTION 1(g)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of LBI (which consent shall not be unreasonably withheld or delayed), nor shall LBI be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing for use in connection with such registration by such holder of Registrable Securities, representative, agent, legal counsel, independent accountant, underwriter or controlling person, if any, of such holder of Registrable Securities.

                      (ii) BY SELLING HOLDERS OF REGISTRABLE SECURITIES. To the extent permitted by law, each selling holder of Registrable Securities, severally but not jointly, if Registrable Securities held by such holder of Registrable Securities are included in the securities as to which such registration, qualification or compliance is being effected, will indemnify and hold harmless LBI, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls LBI within the meaning of the 1933 Act, any underwriter and any other holder of Registrable Securities selling securities under such registration statement, each of their respective representatives and agents and such holder's legal counsel and independent accountants, or any person who controls such holder within the meaning of the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation under SUBSECTION 1(g)(i)(A) or (B), in each case to the extent (and only to the extent) that such Violation under SUBSECTION 1(g)(i)(A) or (B) occurs in reliance upon and in conformity with written information furnished by such holder of Registrable Securities for use in connection with such registration; and each such holder of Registrable Securities will reimburse any legal or other expenses reasonably incurred by LBI or any such director, officer, controlling person, underwriter or other holder of Registrable Securities, representative, agent, legal counsel, independent accountant or controlling person of such other holder of Registrable Securities in connection with investigating, preparing or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this SUBSECTION 1(g)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the applicable holder of Registrable Securities (which consent shall not be unreasonably withheld); and provided further, that the total amounts payable in indemnity by a holder of Registrable Securities under this SECTION 1(g)(ii) in respect of any Violation under SUBSECTION 1(g)(i)(A) or (B) shall not exceed the net proceeds received by such holder of Registrable Securities in the registered offering out of which such Violation under SUBSECTION 1(g)(i)(A) or (B) arises.

                      (iii) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (A) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (B) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (x) the indemnifying party has agreed to pay such fees or expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (z) based upon advice of counsel of such Person, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not be permitted to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                      (iv) DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of LBI and the holders of Registrable Securities are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person or entity if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person or entity asserting the loss, claim, damage or liability at or prior to the time such action is required by the 1933 Act.

                      (v) CONTRIBUTION. In order to provide for just and equitable contribution to joint liability under the 1933 Act in any case in which either (A) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder of Registrable Securities, makes a claim for indemnification pursuant to this
     SECTION 1(g) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this SECTION 1(g) provides for indemnification in such case, or (B) contribution may be required on the part of LBI and any such selling holder of Registrable Securities or any such controlling person in circumstances for which

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     indemnification is provided under this SECTION 1(g); then, and in each such case, such indemnifying party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (x) in such proportion so that such holder of Registrable Securities is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by and sold under the registration bears to the public offering price of all securities offered by and sold under such registration, and LBI and other selling holders of Registrable Securities are responsible for the remaining portion or (y) if the allocation provided by clause (x) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (x) above but also the relative fault of LBI and the holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of LBI and of the holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by LBI or by the holders of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The holders' of Registrable Securities respective obligations to contribute pursuant to this SECTION 1(g)(v) are several in proportion to the respective number of Registrable Securities they sell in the offering as to which such Violation relates, and not joint. No such holder of Registrable Securities will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such holder of Registrable Securities pursuant to such registration statement; and no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                      (vi) SURVIVAL. The obligations of LBI and the holders of Registrable Securities under this SECTION 1(g) shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

            (g) RULE 144. LBI hereby agrees that it will file the reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the 1933 Act within the limitation of the exemptions provided by (i) Rule 144 under the 1933 Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, LBI will deliver to such holder a written statement as to whether it has complied with such information and requirements.

            2. HOLD-BACK AGREEMENTS. Each holder of Registrable Securities agrees that, in connection with an underwritten public offering of LBI equity securities, upon the request of LBI or the principal underwriter managing such public offering, no shares of LBI equity securities held by such holder may be sold, offered for sale or otherwise disposed of without the prior written consent of LBI or such underwriter, as the case may be, for up to one hundred eighty (180) days after the effectiveness of the registration statement filed in connection with such offering, if all of LBI's directors and officers agree to be similarly bound, and releases from any and all lock-up agreements in connection with such offering are granted on a pro-rata basis. This SECTION 2 shall no longer apply six (6) months after the holder ceases to be an officer, director or 5% or more stockholder of LBI, as the case may be.

            3.        ASSIGNMENT AND AMENDMENT.

            (a) ASSIGNMENT. Notwithstanding anything herein to the contrary:

                      (i) REGISTRATION RIGHTS; REFUSAL RIGHTS. The registration rights of a holder of Registrable Securities under SECTION 1 hereof may be assigned only to a Permitted Transferee or a party who acquires at least 940,000 shares of Registrable Securities (as such number shall be adjusted for stock splits, dividends, combinations and similar transactions); provided, however, that no party may be assigned any of the foregoing rights unless LBI is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of LBI as to which the rights in question are being assigned; and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including, without limitation, the provisions of this
     SECTION 3.

                      (ii) AGGREGATION. Shares of LBI Common Stock owned by holders of Registrable Securities which are partnerships, limited liability companies, corporations and other entities having substantially common ownership interests or managed by the same principals or investment advisors or owned by individual investors affiliated with one another ("AFFILIATED INVESTORS") shall be aggregated for the purposes of this Agreement, and, notwithstanding anything to the contrary contained in this Agreement, all rights granted to the holders of Registrable Securities pursuant to this Agreement may be assigned between Affiliated Investors.

            (b) AMENDMENT OF RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of LBI and holders of Registrable Securities (and/or any of their permitted successors or assigns) holding shares of LBI Common Stock representing a majority of all the Registrable Securities. Any amendment or waiver effected in accordance with this SECTION 3(b) shall be binding upon each holder of Registrable Securities and/or any of their permitted successors or assigns and LBI.

            4. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS; NO EXISTING REGISTRATION RIGHTS. From and after the date of this Agreement, LBI shall not, without the prior written consent of the Persons owning in the aggregate at least a majority of the Registrable Securities then issued and outstanding enter into any agreement with any holder or prospective holder of any securities of LBI which would allow such holder or prospective holder to include such securities in any registration filed under Section 1(c) of this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the USAuto Holders and their permitted successors and assigns which is included. LBI represents and warrants to the USAuto Holders that other than (i) that certain Registration Rights Agreement, dated as of July 1, 2002, between LBI and Donald J. Edwards and (ii) that certain Registration Rights Agreement, dated as of August 16, 1996, between LBI and Hunter's Glen/Ford, Ltd., a Texas limited partnership, there are no "registration rights" relating to securities of LBI that exist on the date hereof other than those provided herein.

            5.        MISCELLANEOUS.

            (a) NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and shall be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one business day after deposit with an express overnight courier for United States deliveries, or three business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address as follows, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

                      (i) if to a USAuto Holder, at such USAuto Holder's respective address as set forth on Exhibit A hereto;

                      (ii) if to any other holder of Registrable Securities, at such address and to the attention of such person as such holder of Registrable Securities has specified by prior written notice to LBI; and

                      (iii) if to LBI, marked "Attention: President", at 3813 Green Hills Village Drive, Nashville, Tennessee 37215.

     Any party may change its address or the designation of the intended recipient of notice provided that it notifies the other party(ies) in accordance with the terms of this Section 5(a).

            (b) ENTIRE AGREEMENT. This Agreement, together with all the Exhibits hereto, and the Merger Agreement and each of the other agreements and documents referred to therein, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

            (c) GOVERNING LAW. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. All disputes arising out of this Agreement or the obligations of the parties hereunder, including disputes that may arise following termination of this Agreement, shall be subject to the exclusive jurisdiction of the Chancery or other courts of the State of Delaware.

            (d) SEVERABILITY. If any covenant or provision hereof is determined to be void or unenforceable in whole or in part, it shall not be deemed to affect or impair the invalidity of any other covenant or provision, each of which is hereby declared to be separate and distinct. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable. If any provision of this Agreement is declared invalid or unenforceable for any reason other than overbreadth, the offending provision will be modified so as to maintain the essential benefits of the bargain among the parties hereto to the maximum extent possible, consistent with law and public policy.

            (e) THIRD PARTIES. Nothing in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

            (f)       SUCCESSORS AND ASSIGNS. Subject to the provisions of
SECTION 3(a), the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

            (g) CAPTIONS. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

            (h) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (i) COSTS AND ATTORNEYS' FEES. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

            (j) ADJUSTMENTS FOR STOCK SPLITS, ETC.. Wherever in this Agreement there is a reference to a specific number of shares of LBI Common Stock, then, upon the occurrence of any subdivision, combination or stock dividend of such stock occurring after the date of this Agreement, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such stock by such subdivision, combination or stock dividend.

                  [Remainder of Page Intentionally Left Blank]

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.

                                LIBERTE INVESTORS INC.


                                By:
                                   -----------------------------------------

                                Name: Donald J. Edwards
                                Title: Chief Executive Officer and President


                                ------------------------------------------
                                Stephen J. Harrison


                                ------------------------------------------
                                Thomas M. Harrison

                [Signature Page to Registration Rights Agreement]

                                    EXHIBIT A

                           SCHEDULE OF USAUTO HOLDERS

Stephen J. Harrison
[ADDRESS FOR NOTICE]

Thomas M. Harrison
[ADDRESS FOR NOTICE]